Second Quarter 2012 Update
August 15, 2012
GRIFFIN CAPITAL CORPORATION
GRIFFIN CAPITAL NET LEASE REIT
THIS PRESENTATION IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. ONLY THE PROSPECTUS
MAKES SUCH AN OFFER.  THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY AND READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO
FULLY UNDERSTAND ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES.  A COPY OF THE PROSPECTUS MUST BE
MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.  NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH
THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK.  THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE
MERITS OF THIS OFFERING.
GRIFFIN CAPITAL SECURITIES
Jeffrey S. Schwaber  I President
Joseph Miller I Chief Financial Officer
Exhibit 99.1
David Rupert I President
Securities offered through Griffin Capital Securities, Inc. Member FINRA/SIPC

Risk Factors
GRIFFIN CAPITAL
2
•
We have limited operating history and, as of June 30, 2012, we owned 11 properties. We are a “blind pool” because we have not identified any additional investments we will make with proceeds from this offering.
•
We have no employees and must depend on our advisor to conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us.
•
Payment of substantial fees to our advisor and its affiliates will reduce cash available for investment and distribution.
•
There are substantial conflicts among us and our sponsor, advisor, dealer manager and property manager.
•
If distributions are paid from sources other than cash flow from operations, we may have less money for acquisitions.
Additionally, the overall return to our stockholders may be lower.
•
Distributions are dependent upon our ability to collect rental income. Many of our properties will depend upon a single tenant for a majority of their rental income and their ability to pay their rent may be affected by adverse economic conditions, a downturn in their business, bankruptcy or insolvency.
•
Future distribution declarations are at the sole discretion of the Board and are not guaranteed.
•
We may borrow funds, issue new securities or sell assets to make distributions, some of which may constitute a return of capital, and there are no current limits on the amount of distributions to be paid from such funds.
•
Distributions of current or accumulated earnings and profits will be taxable to stockholders as ordinary income, but to the extent distributions exceed current or accumulated earnings and profits, a stockholder’s basis in our stock will be reduced, and, a stockholder may recognize a capital gain to the extent distributions exceed the stockholder’s basis.
•
We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions.
•
We may use substantial debt to acquire our properties, especially in the early years, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.
•
If we breach covenants under our loans with KeyBank National Association, we could be held in default under such loans, which could accelerate our repayment date and materially adversely affect the value of our stockholders’ investment in us.

Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things:
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended
(the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the
Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,”
“anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward-looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
GRIFFIN CAPITAL 3
Disclaimers
Cautionary Note Regarding Forward-Looking Statements

Webinar Technical Support GRIFFIN CAPITAL 4 If you are having any difficulties, please call us at 949.270.9309

Agenda
GRIFFIN CAPITAL 5
TOPIC SPEAKER
Summary of Recent Events & Acquisitions David Rupert | President
Review Financial Results Joseph Miller | Chief Financial Officer
Griffin Capital Securities Update
Jeffrey S. Schwaber | President, Griffin
Capital Securities
Questions & Answers
David Rupert, Joseph Miller,
Jeffrey S. Schwaber, and
Michael Escalante | Chief Investment Officer

Summary of Recent Events & Acquisitions David Rupert | President

Tenant Business Diversity
(2)
Griffin Capital Net Lease REIT:
Portfolio Characteristics(1)
GRIFFIN CAPITAL 7
Portfolio Purchase Price $269,975,000
Size of portfolio: 2.8 million square feet
Occupancy: 100%
Percentage of Investment
Grade Tenants: 68%
Remaining weighted
average lease term: Approximately 9.7 yrs.
Weighted average purchase
cap rate: 8.1%
(3)
Current average debt rate: 4.3%
Cap rate spread
(4)
: 3.8% (380 bps)
Education
Biotechnology
Consumer Products
Wireless Telecom.
Apparel
Engineering
Kitchenware
Printing
Nuclear Energy
Aerospace
Property & Casualty
Insurance
(1) As of June 30, 2012
(2) As of June 30, 2012 our five largest tenants, based on rental income, were Life Technologies Corporation (approximately 18.3%), AT&T Services, Inc.
(approximately 13.6%), Westinghouse Electric Company (approximately 12.8%), Chicago Bridge & Iron Company (Delaware) (approximately 11.5%), and World
(3) The estimated going-in capitalization rate is determined by dividing the projected net rental payment for the first fiscal year we own the property by the acquisition price (exclusive of closing and offering costs). Generally, pursuant to each lease, if the tenant is directly responsible for the payment of all property
(4) The cap rate spread is the difference between the weighted average purchase cap rate and the current average debt rate on the outstanding loans within
Kitchen, LLC (approximately 10.3%).
the portfolio. However, bear in mind a positive cap rate spread does not ensure a positive investment result.
operating expenses, insurance and taxes, the net rental payment by the tenant to the landlord is equivalent to the base rental payment. The projected net rental payment includes assumptions that may not be indicative of the actual future performance of a property, including the assumption that the tenant will perform its obligations under its lease agreement during the next 12 months.

Griffin Capital Net Lease REIT:
Portfolio Characteristics
(cont’d)
GRIFFIN CAPITAL 8
2.31%
Total Capitalization $303 million
Debt to Total Capitalization Approximately 53%
Total Equity $140 million
Sponsor Equity Commitment
(3)
$26 million
(3) The principals and certain affiliates of Griffin Capital Corporation have invested over $26 million of capital into the REIT
Average annual rental increase:

GRIFFIN CAPITAL
NET LEASE REIT

WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
MA
RI
CT
NJ
DE
MD
AK
HI

Diversified National Portfolio* GRIFFIN CAPITAL 9 * 26.5% and 24.4% of our assets are located in California and Illinois, respectively, as measured by purchase price.

AT&T Wireless Network Operations Campus Redmond, Washington GRIFFIN CAPITAL 10

Westinghouse Electric Global HQ Office Property Cranberry Township, Pennsylvania 11 GRIFFIN CAPITAL

GRIFFIN CAPITAL GE Aviation Systems Manufacturing Facility Whippany, New Jersey 12

The Travelers Indemnity Company Regional HQ Denver, Colorado GRIFFIN CAPITAL 13

Financial Results Joseph Miller | Chief Financial Officer

2012 Acquisitions
Through June 30, 2012
Purchase Price
(in millions)
Square Feet
AT&T  $40.0 157,000
Westinghouse $36.2 118,000
GE Aviation $13.0 114,000
Travelers $16.1 131,000
Total $105.3 520,000
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Operating Results
GRIFFIN CAPITAL 16
June 30, 2011 June 30, 2012 % Change
MFFO $0.5 million $1.9 million 262%
Distributions:
Cash Distributions $0.9 million $1.4 million
Dividend Reinvestment Plan $0.2 million $0.6 million
Total Distributions $1.1 million $2.0 million
* - See full modified funds from operations (MFFO) disclosure in our Form 10-Qs filed with the SEC on www.sec.gov.

Credit Facility
GRIFFIN CAPITAL 17
Commitment
Key Bank $35 million
Bank of America $35 million
North Shore Bank & Trust $10 million
Regions Bank $35 million
Fifth/Third Bank $35 million
TOTAL $150 million

Credit Facility Timeline
GRIFFIN CAPITAL 18
June 2010
•
Key Bank originates a $150 million facility
•
Key Bank commits $35 million
•
Interest Rate: 375 bps plus LIBOR, with a 200 bps LIBOR floor
November 2011
•
Bank of America commits $35 million
•
Interest rate amended to 275 bps plus LIBOR, no floor!
•
Maturity extended to November 2013, with a one year extension option
January 2012
•
North Shore Bank & Trust commits $10 million
March 2012
•
Regions Bank commits $35 million
July 2012
•
Fifth/Third Bank commits $35 million

Leverage Ratio GRIFFIN CAPITAL 19 June 30, 2011 June 30, 2012 Leverage Ratio (on total REIT Capitalization) 58% 53% Down 5% from Second Quarter 2011

Griffin Capital Securities Update Jeffrey S. Schwaber | President, Griffin Capital Securities

Questions & Answers
David Rupert | President
Joseph Miller | Chief Financial Officer
Michael Escalante | Chief Investment Officer
Jeffrey S. Schwaber | President, Griffin Capital Securities
GRIFFIN CAPITAL 21

GRIFFIN CAPITAL
NET LEASE REIT

ITT Technical Institute ITT

Second Quarter 2012 Update
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Griffin Capital Headquarters: 310.469.6100
www.griffincapital.com
GRIFFIN CAPITAL NET LEASE REIT
Securities offered through Griffin Capital Securities, Inc. Member FINRA/SIPC